SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: October 31, 2003

(Date of earliest event reported)

INTUITIVE SURGICAL, INC.

(exact name of registrant as specified in its charter)

Delaware	Commission File: 000-30713	77-0416458
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

950 Kifer Road

Sunnyvale, California 94086

(Address of Principal executive offices, including zip code)

(408) 523-2100

(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

On October 30, 2003, Intuitive Surgical, Inc., (the “Company”) priced its offering of 5,000,000 shares of its common stock at $14.50 per share. Attached hereto as Exhibit 1.1 is the Underwriting Agreement, dated October 31, 2003, by and between the Company and Bear, Stearns & Co. Inc. (as the representative of the underwriters) relating to the issuance and sale of the shares. The underwriters have the option to purchase an additional 750,000 shares of the Company’s common stock at $14.50 per share to cover over-allotments.

Attached hereto as Exhibit 99.1 is the Company’s press release dated October 31, 2003 announcing that it priced this public offering.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

1.1	Underwriting Agreement, dated October 31, 2003, by and between the Company and Bear, Stearns & Co. Inc.

99.1	Press Release issued by the Company, dated October 31, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

INTUITIVE SURGICAL, INC.

Date: November 3, 2003	By	/s/ Lonnie M. Smith
		Name:	Lonnie M. Smith
		Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 31, 2003, by and between the Company and Bear, Stearns & Co. Inc.

99.1	Press Release issued by the Company, dated October 31, 2003.